www.iqstel.com Investor Presentation investors @iqstel.com Fueling Human Potential (NASDAQ: IQST)

Statements in this presentation may be "forward - looking statements". Forward - looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, or any other information relating to our future activ iti es or other future events or conditions. Words such as "anticipate," "believe," "estimate," "expect," "intend", "could" and similar expressions, as they r ela te to the company or its management, identify forward - looking statements. These statements are based on current expectations, estimates, and projections about our business made by management. Important factors that could cause our actual results and financial condition to differ material ly from those indicated in the forward - looking statements include, among others, the following: our ability to successfully market our products and serv ices; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition fr om other telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop n ew products and services; our ability to complete complementary acquisitions and dispositions that benefit our company; our success establish ing and maintaining collaborative, strategic alliance agreements with our industry partners; our ability to comply with applicable regulations; o ur ability to secure capital when needed; and the other risks and uncertainties described in our prior filings with the Securities and E xch ange Commission. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficul t to predict. Therefore, actual outcomes and results may and are likely to differ materially from what is expressed or forecast ed in forward - looking statements due to numerous factors. Any forward - looking statements speak only as of the date of this presenta tion, and iQSTEL Inc. undertakes no obligation to update any forward - looking statement to reflect events or circumstances after the date of this presentation. Disclaimer 2

01 02 03 04 Introduction ● About Us ● Our Portfolio ● Our Founders ● Meet the Team Leadership ● Background ● Mergers & Acquisitions Growth ● Roadmap ● Approach Vision ● Revenue Evolution ● Operations & Customers ● Revenue Goal ● Company Goals Agenda 3

We are a global technology holding company publicly - traded on the NASDAQ Capital Market (Ticker: IQST) that strategically curates and optimizes a high - growth portfolio of innovative technology companies operating across diverse markets worldwide. About Us 4 6 Offices around the world

Our investment goal is to fuel human potential by empowering technology that generates substantial long - term value for stakeholders and customers alike. Mission Vision To become a $1 billion revenue multinational technology company by 2027. 5

Our Portfolio W e have strategically evolved from our high - tech telecom infrastructure roots into a dynamic technology conglomerate , with a plan to capitalize on and commercialize other high - growth sectors, such as fintech, AI - enhanced telecom services, and cybersecurity. This diversification, fueled by a combination of targeted acquisitions and organic growth , has allowed us to potentially expand our market presence and created new and exciting business opportunities.” International and Domestic Voice (VoIP) and SMS (A2P) services, DID, eSim/Roaming services, and International Fiber - Optic. Remittances, International Top - Up, MasterCard Debit card, Bank Account in the US (no SS needed). Proprietary white label AI - enhanced telecom services. 6

$67 $111 $46 $30 $35 Financial Metrics Highlights (Q1 2025) Publicly Traded on NASDAQ (Ticker: IQST) 7 Revenue Per Share Evolution 2023 2024 2021 2020 Revenue per share (RPS) 2022 ● Stockholders Equity: $11.5 Million or $4.38 per share ● Assets: $42 Million or $14.48 per share ● Outstanding Shares: 2.9 million ● Market Cap: $35 million ● Revenue per share: $100+ ● Telecom Division (99% revenue stream) ● Revenue FY - 2024: $283M, 96% YOY ● Revenue Q1 2025: $57.6 million ● Adjusted EBITDA: $0.59 million (Telecom Division) ● Net Income: $0.25 (Telecom Division)

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Leandro Jose Iglesias Chairman of the Board & CEO Electronics engineer and international business leader committed to sustainable growth, innovation, and shareholder value. Alvaro Quintana Cardona Secretary of the Board & CFO Financial leader driving strategic growth, navigating the complex regulatory landscape, and optimizing the company's fiscal performance. 9

Raul Perez Member of the Board Head of Audit Committee Italo Segnini Member of the Board Head of Compensation Committee Jose Antonio Barreto Member of the Board Head of Ethic Committee Eykis Sambrano VP Technology, COO Global SMS Stephany Castro Treasury Director Sara Iglesias VP Compliance 10

Tolga Alemdar Managing Member Qxtel Fernando Diaz Managing Member Qxtel Gonzalo Heinschein Managing Member Qxtel Omar Luna Managing Member Whisl Jose Ramon Olivar Managing Member Smartbiz Eduardo Borrero Managing Member Smartbiz 11

Ralf Koehler Managing Member Swisslink Francisco Bunt Managing Member IoTLabs Juan Carlos Lopez CEO Etelix/Swisslink Helmut Sticker Sales Director Etelix/Swisslink Leandro Jose Iglesias Acting CEO Global Money One Jose Enrique Puente CEO Reality Border 12

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Founded in 2018, IQSTEL has focused on establishing a robust business structure within the telecommunications industry, executing a dynamic M&A strategy with substantial organic growth. To date, IQSTEL has completed 11 acquisitions and ventures and continues to develop an active pipeline of potential future acquisitions. Background 14

Organic Growth Integrating acquired subsidiaries, cross - selling, and optimizing cost and operational efficiencies. Acquisitions Continuously improving our portfolio of technology companies, products, and customer relationships. 2018 2019 2020 2022 2023 2024 15

Revenue Evolution Our exceptional growth trajectory moves us closerto becoming a $1 billion revenue company. $144.5M 2019 2020 2021 2024 2018 $13.8M $18.0M $44.9M $64.7M $283M 13% 149% 44% 44% 55% 96% 2022 2023 $93.2M 16

Global Operations California Colorado Texas Mexico Venezuela Colombia Argentina New York New Jersey Washington D.C Virginia Florida United Kingdom Switzerland Italy Spain Germany Austria Serbia Romania Turkey Armenia United Arab Emirates Pakistan India Lebanon We maintain more than 600 network interconnections around the world, delivering international voice, SMS, and connectivity services that form the core of our business. 4 20+ 100 Employees Countries Continents Ecuador Kenya 17

Our Largest Customers 18

Overview We have built a solid, difficult - to - replicate business platform, supported and strengthened by our telecommunication subsidiaries. $2.5 million $79.0 million IN TOTAL ASSETS IN ADJUSTED EBITDA 96% $11.9 million IN NET STOCKHOLDER EQUITY YEAR - OVER - YEAR GROWTH In FY24 , we achieved: 283.2 million in revenue $ 19

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Roadmap By capitalizing on our deep industry relationships and existing sales channels, we are positioned to seamlessly accelerate our expansion into emerging high - tech, high - margin industries. Introducing these new high - margin solutions to our global telecom customer base unlocks new revenue streams that maximize profitability, and further strengthen IQSTEL's role as a leader in technology - driven business transformation. 21

01 02 03 Approach IQSTEL is on a path to exceptional growth with a core strategy to develop innovative, high - margin products in emerging sectors. Shaping the future and capturing a dominant share of this continuously burgeoning industry. Market size is estimated at $1.74 trillion with a CAGR of 5%. Expanding into financial technology to diversify and strengthen revenue streams. Market is estimated at $340 billion with a CAGR of 16 - 20%. Developing artificial intelligence solutions to stay at the forefront of innovation. Market size is estimated at $200 billion with a CAGR of 35 - 40%. Cross - Selling Opportunities: Leveraging existing relationships with major telecom clients to drive cross - selling and maximize revenue potential. Strategic Advantage 22

$400M Revenue Run Rate By the end of 2025, IQSTEL is committed to debt reduction, cost efficiencies, and strategic acquisitions, targeting a $400 million revenue run rate comprised of 80% telecom and 20% technology. 23

200 400 600 800 1000 $1B Target 2027 2025 2026 Preliminary Growth Path to $1 Billion ● $340 million in revenue FY - 2025 ● $3 million EBITDA from our operating business by 2025 ● $1 billion revenue goal with eight - digit positive EBITDA by 2027. 24

The Future of IQSTEL Global perspectives, expanding horizons ● Our goal is long - term success in the rapidly expanding Telecom, Fintech, AI, and Cybersecurity ● We aim to build a $1 billion company, with 8 - digit EBITDA for 2027 ● With access to diverse and high - growth markets, we mitigate risk and maximize investment opportunities that enable us to leverage local market knowledge with a global perspective. 20+ COUNTRIES SERVED 4 CONTINENTS OF OPERATION 6 OFFICES AROUND THE WORLD 25

Leandro Jose Iglesias CEO & Chairman of the Board CEO@iqstel.com Alvaro Quintana Cardona CFO & Secretary of the Board alvaroquintana@iqstel.com investors @iqstel.com Connect with our founders. www.iqstel.com 26

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Strategic Acquisitions NOC Public Company Finance Planning Marketing Platform ● Targeting high - value acquisitions, top executives and customer relations ● Adding high - margin products as SMS services QXTEL generated $85 million in net revenue and $950,000 in EBITDA in 2024. 28

● Consolidation of divisions, synergies and cost reduction ● Comprehensive rebranding strategy ● Taking advantage of our business platform selling high – tech, high – margin products ● EBITDA growth ● Added credibility, enhanced exposure ● Increasing the Gross Margin ● Broader access to investors Strategy Expected Benefits Enhancing Shareholder Value 29

Market Cap vs. Evolution


EOY market cap
Revenue per year
$23.6M
$44.9M
$137.2M
$64.7M
$29.9M
$93.2M
$25.8M
$144.5M
$44.6M
$283.2M
2020
2020
2021
2021
2022
2022
2023
2023
2024
2024

IQSTEL
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